UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 7, 2014
(Date of earliest event reported)

KIMBERLY-CLARK CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-225	39-0394230
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

P. O. Box 619100, Dallas, Texas		75261-9100
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (972) 281-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On October 7, 2014, Kimberly-Clark Corporation ("Kimberly-Clark" or the "Corporation") issued a press release announcing the details of the spin-off of Halyard Health, Inc., its wholly owned subsidiary. At the close of business on October 31, 2014, shareholders of record, as of October 23, 2014, will receive one share of Halyard Health common stock for every eight shares of Kimberly-Clark stock. The distribution of these shares is subject to the satisfaction of certain conditions. In addition, the Corporation is increasing its 2014 share repurchase target to $2 billion.

A copy of the Corporation's press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No. 99.1. Press release issued by Kimberly-Clark Corporation on October 7, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBERLY-CLARK CORPORATION

Date:	October 7, 2014	By:	/s/ Michael T. Azbell
Michael T. Azbell Vice President and Controller

EXHIBIT INDEX

Exhibit No. 99.1. Press release issued by Kimberly-Clark Corporation on October 7, 2014.